May 15, 1998                                                        Exhibit 10.1



Genicom Corporation
14800 Conference Center Drive
Suite 400
Chantilly, Virginia 22021-3806
Attn: James C. Gale

         RE: Amended and Restated Credit Agreement dated as of September 5, 1997 (the "Credit Agreement") among Genicom Corporation, the other Credit Parties party thereto, the Lenders party thereto and NationsBank of Texas, N.A., as Agent

Gentlemen:

Reference is made to the Credit Agreement described above, the defined terms of which are incorporated herein by reference.

You have requested that the Credit Agreement be amended to adjust the calculation of fees for the issuance of trade letters of credit under the existing Letter of Credit subfacility made available to the Borrower pursuant to the Credit Agreement.

Accordingly, on behalf of all of the Lenders, we hereby agree with you to amend Subsection (b)(ii) of Section 3.5 of the Credit Agreement in its entirety to read as follows:

                  (b)  Letter of Credit Fees

                                *****************

                   (ii) Trade Letter of Credit Issuance Fee. In consideration of the issuance of trade Letters of Credit hereunder, the Borrower promises to pay to the Agent for the account of each Lender a fee (the "Trade Letter of Credit Fee") computed at a per annum rate for each day from the date of issuance to the date of expiration of 1% on such Lender's Revolving Commitment Percentage of the available undrawn amount of each such trade Letter of Credit (such Trade Letter of Credit Fee in respect of any trade Letter of Credit not to be less than $100 in the aggregate for all the Lenders). The Trade Letter of Credit Fee will be payable quarterly in arrears on the last day of each March, June, September and December for the immediately preceding quarter (or portion thereof).

Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect.

This letter agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

This letter agreement may be executed in one or more counterparts, each of which constitute an original, and all of which taken together shall constitute a single document.

                                   Sincerely,

                                   NATIONSBANK OF TEXAS, N.A.



                                   By /s/ Sharon Ellis
                                   Name Sharon Ellis
                                   Title Vice President


ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

GENICOM CORPORATION



By James C. Gale
Title: Senior Vice President

ACKNOWLEDGED AND CONSENTED TO AS OF THE DATE FIRST ABOVE WRITTEN

GENICOM INTERNATIONAL HOLDINGS CORPORATION


By /s/ James C. Gale
Title: President


GENICOM INTERNATIONAL SALES CORPORATION


By /s/ James C. Gale
Title: President


DELMARVA TECHNOLOGIES CORPORATION


By /s/ James C. Gale
Title: President


RASTEK CORPORATION


By /s/ James C. Gale
Title: President and Treasurer


ENTERPRISING SERVICE SOLUTIONS CORPORATION


By /s/ James C. Gale
Title: Vice President


PRINTER SYSTEMS CORPORATION


By /s/ James C. Gale
Title: Vice President


THE PRINTER CONNECTION, INC.


By /s/ James C. Gale
Title:  Vice President

PRINTER SYSTEMS INTERNATIONAL, LTD.


By /s/ James C. Gale
Title: Vice President